UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Terry Gallagher

Unified Fund Services, Inc.

431 N. Pennsylvania St.

Indianapolis, IN 46204

(Name and address of agent for service)

Date of fiscal year end:    9/30

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

Iron Market Opportunity Fund

Annual Report

September 30, 2006

Fund Advisor:

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, IL 60093

Toll Free: (877) 322-0575

The Iron Market Opportunity Fund’s performance over the last fiscal year can be attributed to two main factors: our decision to maintain the portfolio’s short duration and to continue our stance of heavily tilting towards high credit quality instruments. This strategy led to another year of positive monthly returns for our investors consistent with the Fund’s objective. Below is a discussion of the considerations that led to this strategy.

The fiscal year began with a normal shaped but relatively flat yield curve, with a slight inversion on the long end. The difference in yield between the 3 month and 30 year Treasuries was approximately 1.00%, and the 20 year Treasury bond was yielding 4.65% while the 30 year Treasury bond was yielding 4.53%. During most of the fiscal year the Federal Reserve Bank Open Market Committee continued its campaign of measured increases in the Fed Funds target rate. However, in August, after 17 straight rate increases, the Fed held the Fed Funds target rate steady at 5.25%. The target rate remained at 5.25% throughout the remainder of the fiscal year. By fiscal year end the yield curve was basically flat with minor inversions at various points along the curve; the 3 month Treasury bill yield was 4.95% and the 30 year Treasury bond yield was 4.76%.

One of the results of a flat or inverted yield curve environment is that the normal opportunity to pick up extra yield by purchasing longer term bonds does not exist. With this being the case, many investors instead look to pick up extra yield by purchasing lower credit quality securities. Given the Fund’s objective and the current credit environment, we do not see this as an optimal strategy. A major reason is the continued tight levels of credit spreads. As of September 30th 2006, the credit spread of 10 year treasury bonds to BB paper stood at approximately 2.12% versus 2.25% a year earlier. In 2002, this same spread exceeded 5.50%. While it is possible that the spread could tighten back to the 1.55% level we saw in March of 2005, we believe the risk reward profile of investing in lower credit quality bonds is not consistent with the Fund’s objective.

In summary, the flat to inverted yield curve and tight credit spread environment, as well as the Fund’s objective to maximize total return with low share price volatility, led to our decision to overweight our positions in high quality floating rate securities and other high quality, low duration bonds. Over the course of the fiscal year the portfolio’s duration was kept very short at less than 6 months while the credit quality was kept relatively high. This strategy worked well and enabled the portfolio’s yield to increase as rates moved higher, resulting in 12 consecutive positive return months for the 3rd straight year. The shorter duration of our portfolio led to lower volatility of returns but also prevented us from fully participating in the significant rally experienced in the Treasury market during July and August. The net result was that while we underperformed our benchmark on a total return basis by approximately 23 basis points, we were able to provide significantly more consistent monthly returns (range of 0.20% to 0.47%) than the benchmark (range of -0.02% to 0.76%).

Thank you for your continued support. We look forward to serving your future investment needs.

IRON Financial Management

The views expressed are those of IRON Financial Management, Inc. as of September 30, 2006, and are not intended as a forecast or as investment recommendations.

(a) The Merrill Lynch 1-3 US Corporate & Government Index has replaced the Merrill Lynch 1-3 US Treasury Bond Index as the Fund’s benchmark because the Fund’s adviser believes that the Merrill Lynch 1-3 US Corporate & Government Index’s broader composition more accurately reflects the composition of the Fund’s portfolio.

The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. The returns shown are net of all recurring expenses. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-322-0575.

*	Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Merrill Lynch 1-3 year US Treasury Bond Index and the Merrill Lynch 1-3 year US Corporate & Government Bond Index are unmanaged indices that assume reinvestment of all distributions and exclude the effect of taxes and fees. The Indices are widely recognized unmanaged indices of U.S. Corporate, Government & Treasury Securities. Individuals cannot invest directly in the Indices; however, an individual can invest in ETF’s or other investment vehicles that attempt to track the performance of a benchmark index.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

This graph shows the value of a hypothetical initial investment of $10,000 in the Fund, the Merrill Lynch 1-3 Year US Treasury Bond Index and the Merrill Lynch 1-3 Year US Corporate & Government Bond Index on October 11, 2001 (inception of the Fund) and held through September 30, 2006. The Merrill Lynch 1-3 Year US Treasury Bond Index is a widely recognized unmanaged index of U.S. Treasury Securities. The Merrill Lynch 1-3 Year US Corporate & Government Bond Index is a widely recognized unmanaged index of U.S. corporate & government bonds. The Index returns do not reflect expenses, which have been deducted from the Fund’s return. These performance figures include the change in value of the securities in the indices plus the reinvestment of distributions and are not annualized. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT PREDICT FUTURE RESULTS. Investment returns and principal values will fluctuate so that our shares, when redeemed, may be worth more or less than their original purchase price. Current performance may be lower or higher than the performance data quoted. For more information on the Iron Market Opportunity Fund, and to obtain performance data current to the most recent month end, please call 1-877-322-0575. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

Fund Holdings – (unaudited)

[1] As a percent of net assets.

The Fund invests primarily in a broad range of fixed income securities (including investments, which may be extensive, in other mutual funds that invest primarily in fixed income securities). Fixed income securities include bonds, notes, mortgage-backed securities, corporate debt, government securities, municipal securities, and short term obligations, such as commercial paper and repurchase agreements.

Availability of Portfolio Schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Qs are available at the SEC’s website at www.sec.gov. The Fund’s Form N-Qs may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

About Your Fund’s Expenses – (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at April 1, 2006 and held for the six month period to September 30, 2006.

Summary of Fund’s Expenses – (unaudited)

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

Iron Market Opportunity Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period April 1, 2006 – September 30, 2006
Actual*	$1,000.00	$1,020.50	$3.78
Hypothetical**	$1,000.00	$1,021.33	$3.78

* Expenses are equal to the Fund’s annualized expense ratio of 0.75%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

Iron Market Opportunity Fund
Schedule of Investments
September 30, 2006

	Principal
Corporate Bonds - 43.39%	Amount	Value

American Airlines Inc., 6.00875%, 9/23/2007 (a) (b)	$ 1,320,837	$ 1,322,736
American Express Centurion, 5.420%, 09/14/2007 (a)	1,000,000	1,001,302
American Express Travel, 5.5205%, 06/01/2011 (a)	1,000,000	1,001,175
Barton Springs, 6.690%, 12/20/2010 (a) (c)	1,000,000	984,000
Berkshire Hathaway, 5.47625%, 05/16/2008 (a)	500,000	500,850
CIT Group Inc., 5.780%, 07/28/2011 (a)	2,000,000	2,003,904
CIT Group Holdings, Inc., 5.790%, 12/21/2012 (a)	1,000,000	1,004,987
Countrywide Financial Corp., 5.660%, 12/19/2008 (a)	1,000,000	1,003,032
Crown, Cork & Seal, 6.490%, 06/20/2012 (a) (c)	1,000,000	1,004,000
Crown, Cork & Seal, 5.990%, 12/21/2012 (a) (c)	1,000,000	1,006,500
General Electric Capital Corp., 5.61563%, 02/02/2009 (a)	2,000,000	2,006,614
General Motors Acceptance Corp., 6.40688%, 01/16/2007 (a)	625,000	624,551
Goldman Sachs Group, Inc., 5.96688%, 09/29/2014 (a)	1,000,000	1,015,288
International Lease Finance Corp., 5.850%, 07/13/2012 (a)	1,000,000	1,005,342
I-Preferred Term Securities IV, 7.140%, 06/24/2034 (a) (c)	3,000,000	3,015,000
I-Preferred Term Securities IV, 7.53188%, 12/11/2032 (a) (c)	500,000	504,625
Jefferson - Pilot Life Funding Trust I, 5.470%, 06/02/2008 (a) (c)	1,000,000	999,681
Landesbank Baden-Wurttemberg, 4.670%, 02/28/2007 (a)	2,000,000	1,999,080
Liquid Funding LTD., 5.33375%, 11/28/2006 (a) (c)	2,000,000	2,000,206
MBIA Global Funding LLC., 5.110%, 12/20/2007 (a) (c)	2,000,000	1,992,224
Meridian Funding Co. LLC., 5.670%, 10/15/2014 (a) (c)	2,000,000	2,001,372
Morgan Stanley, 4.930%, 03/01/2011 (a)	1,000,000	986,315
Preferred Term Securities XVI, 6.940%, 03/23/2035 (a) (b) (c)	1,000,000	1,011,250
Preferred Term Securities XVII, 5.890%, 06/23/2035 (a) (b) (c)	3,000,000	3,009,375
Preferred Term Securities XVII, 6.190%, 06/23/2035 (a) (c)	2,000,000	2,008,850
Preferred Term Securities XVII, 6.790%, 06/23/2035 (a) (b) (c)	1,000,000	1,005,625
Royal Bank of Scotland Plc., 5.200%, 05/09/2008 (a) (c)	2,000,000	1,999,680
SLM Corp., 4.000%, 07/25/2014 (a)	3,000,000	2,729,610
US Bank N.A., 5.29125%, 12/05/2007 (a)	1,000,000	1,000,144
Vodafone Group PLC., 5.42688%, 06/29/2007 (a)	1,000,000	1,000,140
Washington Mutual, Inc., 5.68688%, 03/22/2012 (a)	1,000,000	998,664

TOTAL CORPORATE BONDS (Cost $43,973,688)		43,746,122

Mortgage Backed Bonds - 2.09%

First Horizon Mortgage Pass-Through Trust, 5.460%, 10/25/2035 (a)	769,423	770,404
First Horizon Mortgage Pass-Through Trust, 6.020%, 02/25/2035 (a)	211,335	211,896
FNMA Pass-thru, 4.990%, 10/01/2034	358,694	369,007
GNMA, 5.000%, 01/20/2035	622,593	618,472
GNMA, 5.730%, 08/20/2031 (a)	140,722	141,869

TOTAL MORTGAGE BACKED BONDS (Cost $2,121,449)		2,111,648

*See accompanying notes which are an integral part of these financial statements

Iron Market Opportunity Fund
Schedule of Investments - continued
September 30, 2006

Government Agency Bonds - 36.53%	Principal
	Amount	Value
Federal Home Loan Bank - 32.79%

FHLB, 2.100%, 12/29/2006	$ 15,000	$ 14,885
FHLB, 3.550%, 11/07/2007	680,000	668,971
FHLB, 3.680%, 08/24/2007	2,000,000	1,974,382
FHLB, 3.950%, 09/24/2007 (a)	2,000,000	1,977,932
FHLB, 4.000%, 01/25/2008 (a)	2,000,000	1,989,802
FHLB, 4.000%, 01/29/2007 (a)	1,000,000	995,763
FHLB, 4.000%, 06/17/2008	1,000,000	983,702
FHLB, 4.300%, 08/18/2008	2,000,000	1,973,416
FHLB, 4.440%, 10/10/2007	1,000,000	993,285
FHLB, 4.470%, 02/22/2007 (a)	7,000,000	6,988,877
FHLB, 4.600%, 11/1/2007 (a)	1,000,000	998,869
FHLB, 4.745%, 04/27/2007 (a)	2,500,000	2,498,460
FHLB, 4.930%, 11/21/2006 (a)	7,000,000	6,998,873
FHLB, 5.000%, 03/02/2007	1,000,000	998,138
FHLB, 5.000%, 03/28/2008	1,000,000	1,000,187
FHLB, 5.148%, 06/14/2007 (a)	2,000,000	2,000,508
		33,056,050

Federal Home Loan Mortgage Corporation - 0.99%

FHLMC, 4.000%, 12/08/2006	1,000,000	997,564

Federal National Mortgage Association - 2.75%

FNMA, 4.000%, 08/20/2008	422,000	414,501
FNMA, 4.040%, 03/16/2009	1,405,000	1,375,251
FNMA, 4.125%, 06/16/2008	1,000,000	986,340
		2,776,092

TOTAL GOVERNMENT AGENCY BONDS (Cost $37,006,651)		36,829,706

Municipal Bonds - 0.02%

Jefferson Franklin College, 4.25%, 11/01/2009	25,000	24,570

TOTAL MUNICIPAL BONDS (Cost $25,000)		24,570

Mutual Funds, excluding Money Market Mutual Funds - 8.18%	Shares

Franklin Floating Rate Daily Access Fund	819,652	8,245,696

TOTAL MUTUAL FUNDS (Cost $8,301,942)		8,245,696

*See accompanying notes which are an integral part of these financial statements

Iron Market Opportunity Fund
Schedule of Investments - continued
September 30, 2006

Preferred Stock - 1.00%	Shares	Value

Woodbourne Pass Thru Trust (a) (c)	10	$ 1,004,063

TOTAL PREFERRED STOCK (Cost $1,002,360)		1,004,063

Money Market Securities - 2.52%

Federated Investors Prime Obligation Fund, 5.18% (d)	2,542,086	2,542,086

TOTAL MONEY MARKET SECURITIES (Cost $2,542,086)		2,542,086

	Principal
Repurchase Agreements - 4.96%	Amount

Lehman, 5.36%, dated 09/29/2006, matures 10/02/2006, repurchase price $5,002,208 (e)	$ 5,000,000	5,000,000

TOTAL REPURCHASE AGREEMENTS (Cost $5,000,000)		5,000,000

TOTAL INVESTMENTS (Cost $99,973,176) - 98.69%		$ 99,503,891

Cash & other assets less liabilities - 1.31%		1,325,738

TOTAL NET ASSETS - 100.00%		$ 100,829,629

(a) Variable rate security; the coupon rate shown represents that rate at September 30, 2006.
(b) Asset-backed security.
(c) Restricted security purchased pursuant to Rule 144A of the Securities Act of 1933.
(d) Variable rate security; the money market rate shown represents the rate at September 30, 2006.
(e) See Note 2 in the Notes to the Financial Statements for collateral information.

*See accompanying notes which are an integral part of these financial statements

Iron Market Opportunity Fund
Statement of Assets and Liabilities
September 30, 2006

Assets
Investments in securities, at value (cost $99,973,176)	$ 99,503,891
Cash	5,034
Cash held at broker	194,703
Interest receivable	408,435
Receivable for fund shares sold	777,000
Dividends receivable	47,327
Prepaid expenses	2,741
Total assets	100,939,131

Liabilities
Payable for fund shares redeemed	26,800
Payable to advisor	44,059
Payable to administrator, transfer agent, and fund accountant	12,557
Accrued trustee and officer expenses	795
Other accrued expenses	25,291
Total liabilities	109,502

Net Assets	$ 100,829,629

Net Assets consist of:
Paid in capital	$ 101,982,120
Accumulated undistributed net investment income	946
Accumulated net realized (loss) from investment transactions	(684,152)
Net unrealized (depreciation) on investments	(469,285)

Net Assets	$ 100,829,629

Shares outstanding (unlimited number of shares authorized)	10,237,122

Net Asset Value and offering price per share	$ 9.85

Redemption price per share ($9.85 * 99%) (a)	$ 9.75

(a) The Fund charges a 1.00% redemption fee on shares redeemed within 30 days of purchase.

*See accompanying notes which are an integral part of these financial statements

Iron Market Opportunity Fund
Statement of Operations
For the Fiscal Year Ended September 30, 2006

Investment Income
Dividend income	$ 600,684
Interest income	5,751,302
Total Income	6,351,986

Expenses
Investment advisor fee	987,973
Administration expenses	104,640
Fund accounting expenses	59,519
Legal expenses	47,029
Transfer agent expenses	24,158
Auditing expenses	20,549
Custodian expenses	18,707
Insurance expenses	15,498
Pricing expenses	12,831
Miscellaneous expenses	6,724
Registration expenses	5,711
Trustee expenses	5,074
Officer expenses	4,922
24f-2 expenses	2,923
Printing expenses	1,484
Total Expenses	1,317,742
Waived fees (a)	(291,439)
Net operating expenses	1,026,303
Net Investment Income	5,325,683

Realized & Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities	(777,361)
Options on futures contracts	51,766
Futures contracts	45,535
Change in unrealized appreciation (depreciation) on:
Investment securities	40,631
Options on futures contracts	16,484
Net realized and unrealized gain (loss) on investment securities,
options on futures contracts and futures contracts	(622,945)
Net increase in net assets resulting from operations	$ 4,702,738

(a) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements

Iron Market Opportunity Fund
Statements of Changes In Net Assets

	For the Year	For the Year
	Ended	Ended
	September	September
Increase (Decrease) in Net Assets From:	30, 2006	30, 2005
Operations:
Net investment income	$ 5,325,683	$ 5,538,215
Net realized gain (loss) on investment securities, options on futures
contracts and futures contracts	(680,060)	258,078
Change in unrealized appreciation (depreciation)	57,115	130,748
Net increase in net assets resulting from operations	4,702,738	5,927,041

Distributions:
From net investment income	(5,448,718)	(5,431,926)
From net realized gain	(260,607)	-
Total distributions	(5,709,325)	(5,431,926)

Capital Share Transactions:
Proceeds from shares sold	59,652,343	246,063,127
Reinvestment of distributions	4,524,890	4,436,905
Amount paid for shares repurchased	(158,268,887)	(203,135,906)
Net increase (decrease) in net assets resulting from capital share transactions
	(94,091,654)	47,364,126

Total Increase (Decrease) in Net Assets	(95,098,241)	47,859,241

Net Assets:
Beginning of year	195,927,870	148,068,629

End of year	$ 100,829,629	$ 195,927,870

Accumulated undistributed net investment income included
in net assets at the end of the period	$ 946	$ 123,981

Capital Share Transactions:
Shares sold	6,021,105	24,661,381
Shares issued in reinvestment of distributions	458,974	446,323
Shares repurchased	(15,964,474)	(20,375,205)

Net increase (decrease) from capital share transactions	(9,484,395)	4,732,499

*See accompanying notes which are an integral part of these financial statements

Iron Market Opportunity Fund
Financial Highlights
For a share outstanding during the period							For the
	Year ended	Year ended	Year ended		Year ended		period ended
	September	September	September		September		September
	30, 2006	30, 2005	30, 2004		30, 2003		30, 2002	(a)

Selected Per Share Data
Net asset value, beginning of year	$ 9.93	$ 9.88	$ 9.95		$ 9.75		$ 10.00
Income from investment operations
Net investment income	0.41	0.27	0.28	(b)	0.28	(b)	0.38	(b)
Net realized and unrealized gain (loss)	(0.06)	0.04	0.02		0.20		(0.29)
Total from investment operations	0.35	0.31	0.30		0.48		0.09
Less Distributions to shareholders:
From net investment income	(0.42)	(0.26)	(0.28)		(0.28)		(0.34)
From net realized gain	(0.01)	-	(0.09)		-		-
Total distributions	(0.43)	(0.26)	(0.37)		(0.28)		(0.34)

Net asset value, end of year	$ 9.85	$ 9.93	$ 9.88		$ 9.95		$ 9.75

Total Return(c)	3.65%	3.18%	3.12%		4.95%		0.90%	(d)

Ratios and Supplemental Data
Net assets, end of period (000)	$ 100,830	$ 195,928	$ 148,069		$ 77,568		$ 26,358
Ratio of expenses to average net assets	0.75%	0.70%	0.73%		0.90%		1.45%	(e)
Ratio of expenses to average net assets before waiver
	0.95%	1.20%	1.22%		1.33%		1.45%	(e)
Ratio of net investment income to average net assets
	3.82%	2.83%	2.99%		3.10%		3.94%	(e)
Ratio of net investment income to average net assets before waiver
	3.62%	2.33%	2.49%		2.67%		3.94%	(e)
Portfolio turnover rate	34.42%	108.39%	59.05%		92.97%		626.51%

(a) For the period October 11, 2001 (commencement of operations) to September 30, 2002.

(b) Net Investment income per share is based on average shares outstanding during the period.

(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements

Iron Market Opportunity Fund

Notes to the Financial Statements

September 30, 2006

NOTE 1. ORGANIZATION

The Iron Market Opportunity Fund (the “Fund”) was organized as a diversified series of Unified Series Trust (the “Trust”) to acquire all the assets of the Iron Market Opportunity Fund, a series of AmeriPrime Advisors Trust (the “Predecessor Fund”), in a tax-free reorganization, effective September 26, 2005. The Predecessor Fund commenced operations on October 11, 2001. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series. The Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Fund is Iron Financial Management, Inc. (the “Advisor”). The investment objective of the Fund is to maximize total return while maintaining low volatility in share price.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Securities Valuations - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Board”).

Fixed income securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees. Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Options on Futures Contracts – The Fund may write, purchase or short sell call and put options on futures contracts. When entering into these contracts, the Fund is required to make an initial cash deposit with a broker which is adjusted daily based on the fluctuation in the price of the contracts held.

Writing put options or purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Writing call options or purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, or short sells a call or put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as a liability. When a Fund purchases a call or put option, an amount equal to the

Iron Market Opportunity Fund

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

premium paid is included in the Statement of Assets and Liabilities as an asset. These contracts are adjusted to the current market value, based on the option’s quoted daily settlement price, and reflected as such in the financial statements. Premiums received or paid from writing or purchasing options, which expire unexercised, are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or realized is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or loss on investment transactions.

The Fund, as a writer of an option, may have no control over whether the underlying futures contract may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the futures contract underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The risk associated with purchasing put and call options is limited to the premium paid.

Futures Contracts – The Fund may enter into futures contracts to manage its exposure to the stock markets, fluctuations in interest rates, and foreign currency values. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period a futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin receivables or payables represent the difference between the change in unrealized appreciation and depreciation on the open contracts and the cash deposits made on the margin accounts. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from the closing transaction and the Fund’s cost of the contract. The use of futures contracts involves the risk of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Short Sales - The Fund engages in short selling activities. Positions in shorted securities are speculative and more risky than long positions (purchases) in securities because the maximum sustainable loss on a security purchased is limited to the amount paid for the security plus the transactions costs, whereas there is no maximum attainable price of the shorted security. Therefore, in theory, securities sold short have unlimited risk. Depending on market conditions, the Fund may have difficulty purchasing the security sold short, and could be forced to pay a premium for the security. There can be no assurance that the Fund will be able to close out the short position at any particular time or at an acceptable price. Short selling will also result in higher transaction costs (such as interest and dividends), and may result in higher taxes, which reduce the Fund’s return. The Advisor does not intend to use leverage with respect to its short positions; as a result, the Fund’s portfolio under normal circumstances will always include sufficient cash equivalents (such as money market instruments, U.S. Treasury Bills, money market funds or repurchase agreements) to cover its obligations to close its short positions.

Repurchase Agreements - The Fund may enter into repurchase agreements with the custodian, other banks with assets of $1 billion or more and registered securities dealers or their affiliates determined by the Advisor to be creditworthy. A repurchase agreement is a short term investment in which the purchaser acquires ownership of a security or other asset and the seller agrees to repurchase the security or other asset at a future time at a set price, thereby determining the yield during the purchaser’s holding period (usually not more than seven days from the date of purchase). Any repurchase transaction in which the Fund engages will require full collateralization of the seller’s obligation during the entire term of the repurchase agreement. In the event of a bankruptcy or other default of the seller, the Fund could experience both delays in liquidating, or an inability to liquidate, the underlying security or other asset and losses in value. Repurchase agreements may be collateralized with securities or other assets. The repurchase agreement held by the Fund dated September 29, 2006 was collateralized by the following auction preferred shares:

Iron Market Opportunity Fund

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

Federal Income Taxes – The Fund makes no provision for federal income tax. The Fund intends to continue to qualify each year as a “regulated investment company” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing substantially all of its net investment income and net realized capital gains. If the required amount of net investment income is not distributed, the Fund could incur a tax expense.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained. Management of the Fund is currently evaluating the impact that FASB Interpretation No. 48 will have on the Fund’s financial statements.

Security Transactions and Related Income - The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the effective interest method.

Distributions to Shareholders - The Fund intends to distribute all of its net investment income, if any, as dividends to shareholders on at least an annual basis. The Fund intends to distribute its net realized long-term capital gains and net realized short-term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the management agreement (the “Agreement”), the Advisor manages the Fund’s investments subject to approval of the Board. As compensation for its management services, the Fund is obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.50% of the average daily net assets of the Fund. Prior to January 30, 2006, the Advisor was paid at a rate of 1.00% of the average daily net assets of the Fund and had contractually agreed to waive one-half of its management fees. For the fiscal year ended September 30, 2006, the Advisor earned fees of $987,973 and waived fees of $291,439. At September 30, 2006, the Fund owed the Advisor $44,059.

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage the Fund’s business affairs and provide the Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the fiscal year ended September 30, 2006, Unified earned fees of $104,640 for administrative services provided to the Fund. A trustee and certain officers of the Trust are members of management and/or employees of Unified and/or shareholders of Unified Financial Services, Inc. (the parent of Unified).

The Trust retains Unified to act as the Fund’s transfer agent and to provide fund accounting services. For the fiscal year ended September 30, 2006, Unified earned fees of $15,911 from the Fund for transfer agent services provided to the Fund and was reimbursed for $8,247 of out-of-pocket expenses incurred in providing transfer agent services to the Fund. For the fiscal year ended September 30, 2006, Unified earned fees of $59,519 from the Fund for fund accounting services provided to the Fund.

The Fund retains Unified Financial Securities, Inc. (the “Distributor”) to act as the principal distributor of the Fund’s shares. There were no payments made by the Fund to the Distributor for the fiscal year ended September 30, 2006. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

Iron Market Opportunity Fund

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 4. INVESTMENTS

For the fiscal year ended September 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

As of September 30, 2006, the net unrealized (depreciation) of investments for tax purposes was as follows:

At September 30, 2006, the aggregate cost of securities for federal income tax purposes was $100,678,899.

NOTE 5. RESTRICTED SECURITIES

The Fund has acquired several securities, the sale of which is restricted, under Rule 144A. At September 30, 2006, the aggregate value of such securities amounted to $23,546,451. The securities have been fair-valued using quoted market prices. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2006, SEI Private Trust Co. and National Investors Securities Corp., for the benefit of their customers, owned 69.04% and 27.23%, respectively, of the Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

For the fiscal year ended September 30, 2006, the Fund paid quarterly distributions of net investment income totaling $0.4204 per share. On December 20, 2005, the Fund paid a long term capital gain distribution of $0.0149 per share to shareholders on record as of December 19, 2005.

The tax character of distributions paid during fiscal years 2006 and 2005 was as follows:

Iron Market Opportunity Fund

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS - continued

As of September 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of September 30, 2006, the difference between book basis and tax basis unrealized depreciation is attributable to the tax deferral of losses on wash sales in the amount of $512 and post-October losses in the amount of $705,211.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and

Board of Trustees of the

Iron Market Opportunity Fund

(Unified Series Trust)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Iron Market Opportunity Fund (the “Fund”), a series of the Unified Series Trust, as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of Fund management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods indicated prior to September 30, 2004 were audited by another independent accounting firm which expressed unqualified opinions on those highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006 by correspondence with the Fund’s custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Iron Market Opportunity Fund as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(fka Cohen McCurdy, Ltd.)

Westlake, Ohio

November 13, 2006

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Interim Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 33 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Interim Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Fund’s Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 322-0575 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Fund at (877) 322-0575 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance P. Gallagher, Vice President and Interim Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Iron Financial Management, Inc.

Two Northfield Plaza

Suite 250

Northfield, IL 60093

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

US Bank, N.A.

425 Walnut Street

Cincinnati, OH 45202

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Fund’s prospectus, which contains information about the Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

FCI Funds

Annual Report

September 30, 2006

Fund Advisor:

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

Toll Free (877) 627-8504

Dear Fellow Shareholders,

Equity Market Review

Stronger than consensus expectations regarding earnings and economic growth propelled the market to double digit returns over the 12 months ended September 30, 2006. Even with higher than expected market returns the fiscal year provided plenty of excitement with periods of both extreme optimism and pessimism. Much of this excitement was fueled by the movement in crude oil prices and housing market distress.

Most recently, the equity markets posted solid positive returns during the seasonally weak calendar 3rd quarter. Most investment professionals, as measured by consensus opinions, were expecting a much weaker period. One of the headwinds of the equity market, higher interest rates, was removed halfway through the third quarter as the Fed paused for the first time in this interest rate cycle. However, perhaps more important to the tone was the drop in oil prices and gasoline prices. While a negative for the energy sector, this was viewed positively by the rest of the market.

Portfolio Comments and Fund Performance

The past 12 months were a tough environment for growth and growth biased mutual funds with the FCI Equity Fund being no exception. Value stocks outperformed their growth counterparts as the Russell 1000 Growth Index grew 6.04% over the fiscal year while the Russell 1000 Value was up 14.62%. This disparity was a major factor in our relative performance vs. the S&P 500, for the fiscal year and can be seen by the Fund’s performance in the two largest growth sectors; technology and healthcare.

Our investment style, which places an emphasis on investing in higher quality companies that we believe possess above average earnings growth characteristics, does not fare as well when Value outperforms Growth to the extent that this occurred in the Fund’s first fiscal period. While this extreme disparity has hurt us in the short run, we believe that the tide has begun to swing back in favor of Growth as the gap has narrowed some recently.

Our defensive posture towards the equity markets also hindered our relative performance over the past several months. Moving into the third quarter this year, we were defensive in our allocation strategy as well as our sector management due to many negative influences in the market such as:

•	Crude oil prices in the upper $70’s and gas above $3
•	Rising interest rates with the Fed still tightening
•	Very soft housing market (and the negative press associated with it)
•	Beginning of hurricane season
•	Seasonally weak period of the year for equities

Financials, consumer stocks and international exposure were positive contributors to the Fund. Among the largest gainers were Goldman Sachs Group, McGraw Hill Companies, BHP Billiton LTD and the ishares MSCI EAFE Index. Technology was by far was the most negative contributor to the Fund, led by Euronet and Broadcom.

As of September 30, the FCI Equity Fund had 14.67% in Financials, 15.27% Health Care and 11.59% in Technology, and the rest in other stock sectors, money market securities and international stocks.

The Fund managers are focusing their attention toward large, high quality companies with consistent earnings growth. In a slowing economic environment, similar to the one we believe we are currently in, large growth companies have historically performed well relative to market indices. It is our belief that the cyclical disparity between growth and value stocks will return to normal with growth possibly being the leader.

We are looking for the market to continue its upward trend on the heels of a good holiday season for the consumer. With gasoline prices down sharply, interest rates near their lows and unemployment numbers around 4.5%, we believe the consumer is feeling pretty good.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The S&P 500 Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on October 5, 2005 (commencement of Fund operations) and held through September 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, please call 1-877-627-8504. Investing in the Fund involves certain risks that are discussed in the Fund’s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

The results shown for the Fund include reinvested distributions, applicable sales charges, Fund expenses and management fees, and are shown before taxes on Fund distributions and sales of Fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

Dear Fellow Shareholders,

Bond Market Review

The U.S. bond market generated positive returns during the 12 months ended September 30, 2006. The Lehman Intermediate Government / Credit Index increased 3.55% over this timeframe. The vast majority of the index return over the last year was experienced during the third calendar quarter as bond investors anticipated an imminent change in Federal Reserve policy, driving market rates lower.

The fixed income market has been faced with many wildcards during the last year such as: natural disasters, war in the Middle East, nuclear non-proliferation stand-offs, a housing bubble and an energy shock. At the margin, these important developments have tended to keep interest rates lower than they might otherwise have been due to their impact on potential corporate and consumer spending patterns.

The Federal Reserve paused in its two year crusade to raise interest rates on August 8, 2006, after 17 consecutive rate hikes. One of the most unusual aspects of this tightening cycle by the Fed was the muted response of long term rates to a 4.25% increase in the Federal Funds rate. Ten year Treasury yields only increased about .65% from the level that existed before the Fed started hiking rates in June 2004, well below historical norms.

The net effect of all these factors was for market rates to move higher over the last year with 2-year Treasury yields up about .50%, 5-year Treasury yields up about .40% and the 10-year Treasury yields up about .30%, while the Fed hiked rates 1.50%. The yield curve inverted noticeably during the year as 2-year Treasury yields moved higher than 10-year Treasury yields.

Non-Treasury sectors of the bond market enjoyed good relative returns as agency, corporate, mortgage and asset-backed bond spreads narrowed to Treasury benchmark maturities in most instances. Large amounts of excess global savings dollars found their way into all sectors of the bond market, helping to keep interest rates well contained and spread levels tight.

Portfolio Overview

The objective of the FCI Bond Fund is to provide total return by adding value relative to a benchmark through the use of duration management, sector allocation and individual security selection initiatives. During the last six months of the year the portfolio’s duration was lower than that of its benchmark and underperformed the index as market rates moved lower. Tactical sector allocation positioning included an underweight exposure to Treasury and Agency bonds and an overweight exposure to Corporate and Mortgage bonds. There were no individual securities that had a materially positive or negative impact on portfolio returns.

Fund Performance

For the period from inception (October 4, 2005) through September 30, 2006, the Bond Fund’s performance was 3.03% compared to the Lehman Intermediate Government / Credit Index’s performance of 3.55% for the same period. Absent the Fund’s expenses (0.80%), the Fund would have outperformed the Lehman Intermediate Government/Credit Index.

Investment Results

The performance quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the Fund may be lower or higher than the performance quoted. The Fund’s investment objectives, risks, charges and expenses must be considered carefully before investing. Performance data current to the most recent month end may be obtained by calling 1-877-627-8504.

* Return figures reflect any change in price per share and assume the reinvestment of all distributions.

** The Index is an unmanaged benchmark that assumes reinvestment of all distributions and excludes the effect of taxes and fees. The Lehman Intermediate Government/ Credit Bond Index is a widely recognized unmanaged index of bond prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. Individuals cannot invest directly in this Index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index.

The chart above assumes an initial investment of $10,000 made on October 4, 2005 (commencement of Fund operations) and held through September 30, 2006. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month end, please call 1-877-627-8504. Investing in the Fund involves certain risks that are discussed in the Fund’ s prospectus. Please read the prospectus carefully before you invest or send money.

The Fund is distributed by Unified Financial Securities, Inc., member NASD.

The results shown for the Fund include reinvested distributions, applicable sales charges, Fund expenses and management fees, and are shown before taxes on Fund distributions and sales of Fund shares. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares. The market indexes are unmanaged, do not reflect sales charges, commissions or expenses, or the effects of taxes. You cannot invest directly into an index; however, an individual can invest in exchange traded funds or other investment vehicles that attempt to track the performance of a benchmark index

FUND HOLDINGS - (Unaudited)

1As a percent of net assets.

The FCI Equity Fund invests primarily in a diversified portfolio of equity securities that the Advisor believes have a potential for capital appreciation. The Fund invests in companies that the Advisor determines to be the most attractive within their respective industries and whose earnings the Advisor expects to grow at an above average rate relative to the market.

1As a percent of net assets.

The FCI Bond Fund invests primarily in a diversified portfolio of intermediate-term, investment grade fixed income securities. The Fund may, on occasion, purchase long-term bonds. The Advisor seeks to add value for Fund investors and to maximize the risk-adjusted returns versus the unmanaged Lehman Brothers Intermediate Government Credit Index® by managing the duration of the Fund’s portfolio, and through sector allocation and issue selection.

Availability of Portfolio Schedule – (Unaudited)

These Funds each file a complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available at the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Public Reference Room in Washington DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Summary of Funds’ Expenses – (Unaudited)

As a shareholder of one of the Funds, you incur two types of costs: (1) transaction costs, including short-term redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning for the six month period, April 1, 2006 to September 30, 2006.

Actual Expenses

The first line of each table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not either of the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant only to highlight your ongoing costs and do not reflect any transactional costs, such as short-term redemption fees.  Therefore, the second line is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.  In addition, if these transactions costs were included, your costs would have been higher.

FCI Equity Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period April 1, 2006 – September 30, 2006*
Actual	$1,000.00	$1,005.67	$5.01
Hypothetical **	$1,000.00	$1,020.07	$5.05

* Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Bond Fund	Beginning Account Value April 1, 2006	Ending Account Value September 30, 2006	Expenses Paid During Period April 1, 2006 – September 30, 2006*
Actual	$1,000.00	$1,029.76	$4.11
Hypothetical**	$1,000.00	$1,021.02	$4.10

* Expenses are equal to the Fund’s annualized expense ratio of 0.81%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the partial year period).

** Assumes a 5% return before expenses.

FCI Funds
FCI Equity Fund
Schedule of Investments
September 30, 2006

Common Stocks - 64.55%	Shares	Value

Aircraft Engines & Engine Parts - 1.28%
United Technologies Corp.	1,360	$ 86,156

Beverages - 2.14%
PepsiCo, Inc.	2,205	143,898

Biological Products, (No Diagnostic Substances) - 1.91%
Amgen, Inc. (a)	1,800	128,754

Bituminous Coal & Lignite Surface Mining - 0.78%
Arch Coal, Inc.	1,810	52,327

Commercial Banks - 2.14%
Barclays, Plc. (b)	2,840	144,187

Crude Petroleum & Natural Gas - 1.97%
Apache Corp.	1,065	67,308
Chesapeake Energy Corp.	2,260	65,495
		132,803

Electronic & Other Electrical Equipment - 1.87%
General Electric Co.	3,565	125,844

Finance Services - 3.60%
American Express Co.	2,000	112,160
JP Morgan Chase & Co.	2,765	129,844
		242,004

General Industrial Machinery & Equipment - 1.39%
Ingersoll-Rand Co. Ltd. - Class A	2,465	93,621

Heavy Construction Other Than Building Construction - 1.30%
Fluor Corp.	1,135	87,270

Industrial Inorganic Chemicals - 1.08%
Praxair, Inc.	1,230	72,767

Industrial Instruments for Measurement - 1.38%
Danaher Corp.	1,350	92,705

Leather & Leather Products - 1.46%
Coach, Inc. (a)	2,860	98,384

Metal Mining - 0.87%
BHP Billiton Ltd. (b)	1,550	58,714

Miscellaneous Metal Ores - 0.89%
Cameco Corp.	1,635	59,792

National Commercial Banks - 2.20%
Bank of America Corp.	2,765	148,121

Orthopedic, Prosthetic & Surgical Appliances & Supplies - 1.10%
Intuitive Surgical, Inc. (a)	700	73,815

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2006

Common Stocks - 64.55% - continued	Shares	Value

Petroleum Refining - 5.14%
Chevron Corp.	1,395	$ 90,480
Exxon Mobil Corp.	2,615	175,467
Valero Energy Corp.	1,550	79,778
		345,725

Perfumes, Cosmetics & Other Toilet Preparations - 1.62%
Colgate-Palmolive Co.	1,750	108,675

Pharmaceutical Preparations - 8.08%
Abbott Laboratories	1,705	82,795
GlaxoSmithKline PLC (b)	1,735	92,354
Johnson & Johnson	2,135	138,647
Novartis AG (b)	2,000	116,880
Pfizer, Inc.	4,000	113,440
		544,116

Radio, TV Broadcasting & Communications Equipment - 1.21%
Nokia Corp. (b)	4,150	81,714

Retail - Home Furniture - 1.45%
Bed Bath & Beyond, Inc. (a)	2,550	97,563

Retail - Lumber & Other Building Materials Dealers - 1.04%
Lowe's Companies, Inc.	2,500	70,150

Retail - Radio, TV & Consumer Electronics Stores - 1.19%
Best Buy Co., Inc.	1,500	80,340

Retail - Variety Stores - 3.58%
Target Corp.	2,310	127,627
Wal-Mart Stores, Inc.	2,300	113,436
		241,063

Security Brokers, Dealers & Floatation Companies - 0.82%
Goldman Sachs Group, Inc.	325	54,980

Semiconductors & Related Devices - 1.72%
Texas Instruments, Inc.	3,480	115,710

Services - Prepackaged Software - 2.14%
Microsoft Corp.	5,270	144,029

Soap, Detergents, Cleaning Preparations, Perfumes, Cosmetics - 2.21%
Procter & Gamble Co.	2,400	148,752

State Commercial Bank - 1.53%
Northern Trust Corp.	1,760	102,837

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Equity Fund
Schedule of Investments - continued
September 30, 2006

Common Stocks - 64.55% - continued	Shares	Value

Sugar & Confectionery Products - 1.88%
The Hershey Co.	2,370	$ 126,676

Surgical & Medical Instruments & Apparatus - 1.66%
3M Co.	1,500	111,630

Water Supply - 1.92%
Aqua America, Inc.	5,900	129,446

TOTAL COMMON STOCKS (Cost $4,177,470)		4,344,568

Exchange Traded Funds - 23.30%
Financial Select Sector SPDR Fund	8,500	294,610
Health Care Select Sector SPDR Fund	5,100	169,320
iShares Dow Jones US Technology Sector Index Fund	4,500	231,075
iShares MSCI EAFE Index Fund (a)	6,430	435,633
iShares Goldman Sachs Semiconductor Index Fund	3,750	230,550
Vanguard Telecommunication Services VIPERS	3,025	206,819

TOTAL EXCHANGE TRADED FUNDS (Cost $1,477,020)		1,568,007

Money Market Securities - 13.42%
Huntington Trust Money Market, 4.460% (c)	903,192	903,192

TOTAL MONEY MARKET SECURITIES (Cost $903,192)		903,192

TOTAL INVESTMENTS (Cost $6,557,682) - 101.27%		$ 6,815,767

Liabilites in excess of other assets - (1.27)%		(85,544)

TOTAL NET ASSETS - 100.00%		$ 6,730,223

(a) Non-income producing.
(b) American Depositary Receipts
(c) Variable rate security; the money market rate shown represents the rate at September 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
FCI Bond Fund
Schedule of Investments
September 30, 2006
	Principal
	Amount	Value
Corporate Bonds - 41.62%
Alcoa, Inc., 4.250%, 08/15/07	$ 250,000	$ 246,930
Allstate Life Global Funding, 4.250%, 02/26/10	250,000	243,109
American General Finance, 4.000%, 03/15/11	210,000	199,239
Bank of America Corp., 7.400%, 01/15/11	250,000	270,818
Bellsouth Corp., 4.200%, 09/15/09	250,000	242,633
Cisco Systems, Inc., 5.250%, 02/22/11	250,000	251,295
CIT Group, Inc., 5.000%, 02/13/14	250,000	242,042
Compass Bank, 5.900%, 4/01/26	200,000	199,340
Countrywide Home Loans, 3.250%, 05/21/08	210,000	203,566
Ei Du Pont De Nemours, 4.125%, 04/30/10	250,000	241,938
Household Finance Corp., 4.625%, 01/15/08	210,000	208,617
Huntington National Bank, 5.375%, 02/28/19	250,000	239,259
Merrill Lynch Co., 5.300%, 09/30/15	250,000	247,273
Morgan Stanley, 5.050%, 01/21/11	250,000	247,967
Oracle Corp., 5.000%, 01/15/11	200,000	198,278
SBC Communications, 5.000%, 09/15/2009	210,000	203,499
Verizon Global, 4.900%, 09/15/15	110,000	104,282
Vodafone Group, 7.750%, 02/15/10	200,000	214,618

TOTAL CORPORATE BONDS (Cost 4,008,549)		4,004,703

U.S. Government Agency Obligations - 17.60%
Federal National Mortgage Association, 5.000%, 01/15/07	200,000	199,813
Federal Home Loan Bank, 5.000%, 09/18/09	250,000	250,839
Federal Home Loan Mortgage Co., 5.125%, 07/15/12	360,000	363,815
Federal Home Loan Mortgage Co., 6.625%, 09/15/09	840,000	878,772

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS (Cost $1,694,019)		1,693,239

Mortgage Backed Securities - 15.11%
Federal National Mortgage Association, 5.500%, 01/01/36	475,520	469,533
Federal National Mortgage Association, 5.500%, 04/01/36	459,216	452,581
Federal National Mortgage Association, 5.000%, 09/01/35	552,867	531,764

TOTAL MORTGAGE BACKED SECURITIES (Cost $1,439,394)		1,453,878

U.S. Treasury Notes - 22.84%
U.S. Treasury Note, 3.000%, 12/31/06	354,000	352,299
U.S. Treasury Note, 3.875%, 09/15/10	560,000	545,847
U.S. Treasury Note, 4.000%, 08/31/07	1,310,000	1,299,305

TOTAL U.S. TREASURY NOTES (Cost $2,197,540)		2,197,451

Money Market Securities - 1.24%	Shares
Huntington Trust Money Market, 4.460% (a)	119,550	119,550

TOTAL MONEY MARKET SECURITIES (Cost $119,550)		119,550

TOTAL INVESTMENTS (Cost $9,459,052) - 98.41%		$ 9,468,821

Other assets less liabilities - 1.59%		153,223

TOTAL NET ASSETS - 100.00%		$ 9,622,044

(a) Variable rate securities; the money market rate shown represents the rate at September 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Assets and Liabilities
September 30, 2006

	FCI Equity	FCI Bond
Assets	Fund	Fund
Investment in securities:
At cost	$ 6,557,682	$ 9,459,052
At value	$ 6,815,767	$ 9,468,821

Prepaid expenses	867	867
Receivable for investments sold	77,378	-
Receivable for Fund shares sold	10,000	118,000
Dividends receivable	1,819	-
Interest receivable	3,683	64,821
Advisor receivable	-	4,827
Total assets	6,909,514	9,657,336

Liabilities
Payable for securities purchased	149,040	-
Payable for Fund shares redeemed	-	5,000
Payable to the Advisor	3,432	-
Payable to administrator, transfer agent, and fund accountant	10,915	10,912
Trustee and officer fees accrued	1,182	1,180
Other accrued expenses	14,722	18,200
Total liabilities	179,291	35,292

Net Assets	$ 6,730,223	$ 9,622,044

Net Assets consist of:
Paid in capital	$ 6,538,417	$ 9,636,745
Accumulated undistributed net investment income	25,483	17,730
Accumulated net realized (loss) from investment transactions	(91,762)	(42,200)
Net unrealized appreciation on investments	258,085	9,769

Net Assets	$ 6,730,223	$ 9,622,044

Shares outstanding (unlimited number of shares authorized)	632,012	964,596

Net Asset Value and offering price per share	$ 10.65	$ 9.98

Redemption price per share* (NAV x .99%)	$ 10.54	$ 9.88

* The Funds charge a 1% redemption fee on shares redeemed within 60 calendar days of purchase.

Shares are redeemed at the Net Asset Value if held longer than 60 calendar days.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Operations
For the period ended September 30, 2006

	FCI Equity		FCI Bond
	Fund	(a)	Fund	(b)
Investment Income
Dividend income (Net of foreign withholding tax of
$346 and $0, respectively)	$ 44,200		$ -
Interest income	21,382		325,161
Total Income	65,582		325,161

Expenses
Investment advisor fee	22,117		26,697
Administration expenses	30,500		30,500
Fund accounting expenses	22,524		21,500
Transfer agent expenses	15,557		15,704
Registration expenses	12,936		12,935
Custodian expenses	11,858		4,909
Audit expenses	10,900		13,900
Legal expenses	7,944		7,992
Trustee expenses	5,335		5,336
Pricing expenses	4,797		3,942
Officer expense	4,367		4,364
Miscellaneous expenses	817		817
24f-2 expense	700		1,025
Report printing expense	69		69
Total Expenses	150,421		149,690
Reimbursed expenses and waived fees (c)	(113,510)		(95,794)
Net operating expenses	36,911		53,896
Net investment income	28,671		271,265

Realized & Unrealized Gain (Loss)
Net realized loss on investment securities	(91,762)		(42,200)
Change in unrealized appreciation (depreciation)
on investment securities	258,085		9,769
Net realized and unrealized gain (loss) on investment securities	166,323		(32,431)
Net increase in net assets resulting from operations	$ 194,994		$ 238,834

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.

(b) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.

(c) See Note 3 in the Notes to the Financial Statements.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Statements of Changes In Net Assets
	FCI Equity Fund		FCI Bond Fund
	For the		For the
	Period ended		Period ended
	September		September
	30, 2006	(a)	30, 2006	(b)
Operations
Net investment income
Net realized loss on investment securities	$ 28,671		$ 271,265
Change in unrealized appreciation (depreciation)	(91,762)		(42,200)
on investment securities	258,085		9,769
Net increase in net assets resulting from operations	194,994		238,834

Distributions
From net investment income	(3,188)		(253,535)
Total distributions	(3,188)		(253,535)

Capital Share Transactions
Proceeds from shares sold	6,856,801		11,473,689
Reinvestment of distributions	172		28,889
Amount paid for shares repurchased	(318,556)		(1,865,833)
Net increase in net assets resulting
from share transactions	6,538,417		9,636,745

Total Increase in Net Assets	6,730,223		9,622,044

Net Assets
Beginning of period	-		-

End of period	$ 6,730,223		$ 9,622,044

Accumulated undistributed net investment income
included in net assets at end of period	$ 25,483		$ 17,730

Capital Share Transactions
Shares sold	662,559		1,149,671
Shares issued in reinvestment of distributions	17		2,928
Shares repurchased	(30,564)		(188,003)

Net increase from capital share transactions	632,012		964,596

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.

(b) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds
Financial Highlights
(For a share outstanding throughout the period)

	FCI Equity Fund		FCI Bond Fund
	For the		For the
	Period ended		Period ended
	September		September
	30, 2006	(a)	30, 2006	(b)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00		$ 10.00
Income (loss) from investment operations:
Net investment income	0.07		0.34
Net realized and unrealized gains (losses)	0.61		(0.04)
Total income from investment operations	0.68		0.30

Less distributions:
From net investment income	(0.03)		(0.32)
Total distributions	(0.03)		(0.32)

Net asset value, end of period	$ 10.65		$ 9.98

Total Return (c)(d)	6.76%		3.03%

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 6,730		$ 9,622

Ratio of expenses to average net assets (e)	1.00%		0.80%
Ratio of expenses to average net assets
before reimbursement (e)	4.07%		2.23%
Ratio of net investment income to
average net assets (e)	0.78%		4.05%
Ratio of net investment income to
average net assets before reimbursement (e)	(2.30)%		2.62%
Portfolio turnover rate	142.15%		49.40%

(a) For the period October 5, 2005 (Commencement of Operations) to September 30, 2006.

(b) For the period October 4, 2005 (Commencement of Operations) to September 30, 2006.

(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(d) Not annualized.

(e) Annualized.

*See accompanying notes which are an integral part of these financial statements.

FCI Funds

Notes to the Financial Statements

September 30, 2006

NOTE 1. ORGANIZATION

The FCI Equity Fund (“Equity Fund”) and the FCI Bond Fund (“Bond Fund”) (collectively, the “Funds”) were organized as diversified series of Unified Series Trust (the “Trust”) on June 13, 2005. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Board of Trustees of the Trust (“the Trustees”) to issue an unlimited number of shares of beneficial interest of separate series. Each Fund is one of a series of funds currently authorized by the Trustees. The Equity Fund commenced operations on October 5, 2005 and the Bond Fund commenced operations on October 4, 2005. The investment advisor to the Funds is Financial Counselors, Inc. (the “Advisor”). The Equity Fund seeks to provide long-term capital appreciation. The Bond Fund seeks to provide total return.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities Valuation - Equity securities are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor subject to guidelines approved by the Trustees.

Fixed income securities are valued by a pricing service when the Advisor believes such prices are accurate and reflect the fair market value of such securities. If the Advisor decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Federal Income Taxes – The Funds make no provisions for federal income tax. The Funds’ policy is to qualify each year as “regulated investment companies” under subchapter M of the Internal Revenue Code of 1986, as amended, by distributing all of their taxable income. If the required amount of net investment income is not distributed, the Funds could incur a tax expense.

Accounting for Uncertainty in Income Taxes- In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 – Accounting for Uncertainty in Income Taxes that requires the tax effects of certain tax positions to be recognized. These tax positions must meet a “more likely than not” standard that, based on their technical merits, have a more than 50 percent likelihood of being sustained upon examination. FASB Interpretation No. 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to

FCI Funds

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES – continued

reflect only those tax positions that are more likely than not of being sustained. Management of the Funds is currently evaluating the impact that FASB Interpretation No. 48 will have on the Funds’ financial statements.

Security Transactions and Related Income - The Funds follow industry practice and record security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statement and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the effective interest method. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Dividends and Distributions - Each Fund intends to distribute substantially all of its net investment income, if any, as dividends to its shareholders on at least an annual basis for the Equity Fund and a quarterly basis for the Bond Fund. Each Fund intends to distribute its net realized long term capital gains and its net realized short term capital gains, if any, at least once a year. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund. For the fiscal period ended September 30, 2006, there were no reclassifications.

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Advisor, under the terms of the management agreements (the “Agreements”), manages each Fund’s investments subject to approval of the Board of Trustees. As compensation for its management services, the Funds are obligated to pay the Advisor a fee computed and accrued daily and paid monthly at an annual rate of 0.60% of the Equity Fund’s average daily net assets and 0.40% of the Bond Fund’s average daily net assets, before the waivers and reimbursements described below. For the period October 5, 2005 (commencement of operations) through September 30, 2006, the Advisor earned a fee of $22,117 from the Equity Fund. For the period October 4, 2005 (commencement of operations) through September 30, 2006, the Advisor earned a fee of $26,697 from the Bond Fund. At September 30, 2006, the Advisor was owed $3,432 by the Equity Fund and owed the Bond Fund $4,827.

The Advisor has contractually agreed to waive its management fee and/or reimburse expenses so that total annual fund operating expenses, excluding brokerage fees and commissions, any 12b-1 fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes and extraordinary expenses, do not exceed 1.00% of the Equity Fund’s average daily net assets and 0.80% of the Bond Fund’s average daily net assets through September 30, 2007. For the period October 5, 2005 (commencement of operations) through September 30, 2006, the Advisor waived fees and/or reimbursed expenses of $113,510 for the Equity Fund. For the period October 4, 2005 (commencement of operations) through September 30, 2006, the Advisor waived fees and/or reimbursed expenses of $95,794 for the Bond Fund. Each waiver or reimbursement by the Advisor with respect to a Fund is subject to repayment by that Fund within the three fiscal years following the fiscal year in which that particular waiver or reimbursement occurred, provided that the Fund is able to make the repayment without exceeding its expense limitation described above.

FCI Funds

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 3. FEES AND OTHER TRANSACTIONS WITH AFFILIATES – continued

The amounts subject to repayment by the Funds, pursuant to the aforementioned conditions, at September 30, 2006, were as follows:

The Trust retains Unified Fund Services, Inc. (“Unified”), a wholly owned subsidiary of Unified Financial Services, Inc., to manage each Fund’s business affairs and provide each Fund with administrative services, including all regulatory reporting and necessary office equipment and personnel. For the period October 5, 2005 (commencement of operations)

through September 30, 2006, Unified earned fees of $30,500 for administrative services provided to the Equity Fund. For the period October 4, 2005 (commencement of operations) through September 30, 2006, Unified earned fees of $30,500 for administrative services provided to the Bond Fund.

The Trust retains Unified to act as each Fund’s transfer agent and to provide fund accounting services. For the period October 5, 2005 (commencement of operations) through September 30, 2006, Unified earned fees of $12,500 from the Equity Fund for transfer agent services and $3,057 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period ended October 4, 2005 (commencement of operations) through September 30, 2006, Unified earned fees of $12,505 from the Bond Fund for transfer agent services and $3,199 in reimbursement for out-of-pocket expenses incurred in providing transfer agent services. For the period October 5, 2005 (commencement of operations) through September 30, 2006, Unified earned fees of $22,524 from the Equity Fund for fund accounting services. For the period October 4, 2005 (commencement of operations) through September 30, 2006, Unified earned fees of $21,500 from the Bond Fund for fund accounting services. A Trustee and certain officers of the Trust are members of management and/or employees of Unified, and/or shareholders of Unified Financial Services, Inc., the parent of Unified.

Unified Financial Securities, Inc. (the “Distributor”) acts as the principal distributor of the Funds. There were no payments made to the Distributor by the Funds for the periods ended September 30, 2006. Unified Fund Services, Inc. and the Distributor are wholly owned subsidiaries of Unified Financial Services, Inc. A Trustee and an officer of the Trust have an ownership interest in Unified Financial Services, Inc. (the parent company of the Distributor). As a result, those persons may be deemed to be affiliates of the Distributor.

NOTE 4. INVESTMENTS

For the period ended September 30, 2006, purchases and sales of investment securities, other than short-term investments and short-term U.S. government obligations, were as follows:

FCI Funds

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 4. INVESTMENTS – Continued

As of September 30, 2006, the net unrealized appreciation (depreciation) of investments for tax purposes was as follows:

At September 30, 2006, the aggregate cost of securities for federal income tax purposes was $6,649,444 for the Equity Fund and $9,501,252 for the Bond Fund.

NOTE 5. ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 6. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of a fund creates a presumption of control of each fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2006, Midwest Trust Company, an affiliate of the Advisor, for the benefit of its customers, held 100% of the voting securities of the Equity Fund and the Bond Fund.

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS

Equity Fund. On December 28, 2005, the Equity Fund paid an income distribution of $0.025135 per share to shareholders of record on December 27, 2005.

The tax characterization of distributions for the fiscal period ended September 30, 2006 was as follows:

FCI Funds

Notes to the Financial Statements

September 30, 2006 – continued

NOTE 7. DISTRIBUTIONS TO SHAREHOLDERS – Continued

Bond Fund.      For the period October 4, 2005 (commencement of operations) through September 30, 2006, the Bond Fund paid quarterly income distributions totaling $0.316786 per share to shareholders.

The tax characterization of distributions for the fiscal period ended September 30, 2006 was as follows:

As of September 30, 2006, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

As of September 30, 2006, the difference between book and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and post-October losses. The Equity Fund elected to defer post-October losses of $91,762. The Bond Fund elected to defer post-October losses of $41,457.

To The Shareholders and

Board of Trustees of

FCI Funds

(Unified Series Trust)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the FCI Funds (the “Funds”), comprising the FCI Equity Fund and FCI Bond Fund, series of Unified Series Trust, as of September 30, 2006, and the related statements of operations, statements of changes in net assets and the financial highlights for the periods of October 5, 2005 (commencement of operations) through September 30, 2006 for the FCI Equity Fund and October 4, 2005 (commencement of operations) through September 30, 2006 for the FCI Bond Fund. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the Funds’ custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of each of the funds constituting the FCI Funds, as of September 30, 2006, the results of their operations, the changes in their net assets and their financial highlights for the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

(f.k.a. Cohen McCurdy, Ltd.)

Westlake, Ohio

November 13, 2006

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires or is removed.

The following table provides information regarding the Trustees and officers.

Independent Trustees

Name, Address*, (Date of Birth), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (1947) Independent Trustee, December 2002 to present

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (1946) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (1950) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of Firstar Select Funds, a REIT mutual fund, from 1997 to 2000; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Interested Trustees and Principal Officers

Name, Address*, (Date of Birth), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Ronald C. Tritschler (1952)*** Trustee, December 2002 to present

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001, Executive Vice President and Director from 1990 to 2000; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Anthony J. Ghoston (1959) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

Terrance P. Gallagher, JD, CPA (1958)**** Vice President, July 2006 to present; Interim Chief Financial Officer and Treasurer, August 2006 to present

Senior Vice President, Director of Compliance of Unified Fund Services, Inc., the Trust's administrator, since November, 2004; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since October 2005; Partner in Precision Marketing Partners and The Academy of Financial Services Studies, LLC from December 1998 to October 2004;  Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds from February 1987 to November 1998.

Lynn E. Wood (1946) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (1975) Secretary, July 2005 to present; Assistant Secretary, September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

*	The address for each of the trustees and officers is 431 N. Pennsylvania St., Indianapolis, IN 46204.

** The Trust currently consists of 33 series.

*** Mr. Tritschler may be deemed to be an “interested person” of the Trust because he has an ownership interest in Unified Financial Services, Inc., the parent of the distributor of certain series in the Trust.

**** Effective as of July 12, 2006, the Board appointed Mr. Gallagher as Vice President of the Trust. Effective as of August 8, 2006, the Board appointed Mr. Gallagher as Interim Chief Financial Officer and Treasurer of the Trust to fill the vacancy created by the resignation of the previous Chief Financial Officer and Treasurer.

OTHER INFORMATION

The Funds’ Statement of Additional Information (“SAI”) includes additional information about the trustees and is available, without charge, upon request. You may call toll-free (877) 627-8504 to request a copy of the SAI or to make shareholder inquiries.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted those proxies during the most recent twelve month period ended June 30 are available without charge upon request by: (1) calling the Funds at (877) 627-8504 and (2) from Funds’ documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

TRUSTEES

Gary E. Hippenstiel

Stephen A. Little

Daniel J. Condon

Ronald C. Tritschler

OFFICERS

Anthony J. Ghoston, President

Terrance Gallagher, Vice-President and Interim Chief Financial Officer and Treasurer

Heather Bonds, Secretary

Lynn E. Wood, Chief Compliance Officer

INVESTMENT ADVISOR

Financial Counselors, Inc.

442 West 47th Street

Kansas City, MO 64112

DISTRIBUTOR

Unified Financial Securities, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

800 Westpoint Pkwy., Suite 1100

Westlake, Ohio 44145

LEGAL COUNSEL

Thompson Coburn LLP

One U.S. Bank Plaza

St. Louis, Missouri 63101

CUSTODIAN

Huntington National Bank

41 South High St.

Columbus, Ohio 43215

ADMINISTRATOR, TRANSFER AGENT

AND FUND ACCOUNTANT

Unified Fund Services, Inc.

431 N. Pennsylvania Street

Indianapolis, Indiana 46204

This report is intended only for the information of shareholders or those who have received the Funds’ prospectus, which contains information about each Fund’s management fee and expenses. Please read the prospectus carefully before investing.

Distributed by Unified Financial Securities, Inc.

Member NASD/SIPC

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)          For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c)           Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)           Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

(a)

The registrant’s Board of Trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered the possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Iron Market Opportunity Fund:	FY 2006	$17,000
FY 2005	$14,770

FCI Funds:	FY 2006	$12,595
FY 2005	N/A

(b)	Audit-Related Fees
Registrant

Iron Market Opportunity Fund:	FY 2006	N/A
FY 2005	N/A

FCI Funds:	FY 2006	N/A
FY 2005	N/A

(c)	Tax Fees
Registrant

Iron Market Opportunity Fund:	FY 2006	$1,800
FY 2005	$1,575
Nature of the fees:	prepare tax returns

FCI Funds:	FY 2006	$3,800
FY 2005	N/A
Nature of the fees:	prepare tax returns

(d)	All Other Fees
Registrant

Iron Market Opportunity Fund:	FY 2006	$0
FY 2005	N/A

FCI Funds:	FY 2006	$0
FY 2005	$0

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2)	Percentages of Services Approved by the Audit Committee

Registrant

Audit-Related Fees:	100%
Tax Fees:	100%
All Other Fees:	100%

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

FY 2005	N/A
FY 2006	$ 0

(h)           Not applicable. The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. NOT APPLICABLE – applies to listed companies only

Item 6. Schedule of Investments. NOT APPLICABLE – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 8. Portfolio Managers of Closed-End Investment Companies. NOT APPLICABLE – applies to closed-end funds only

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. NOT APPLICABLE – applies to closed-end funds only

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of September 20, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith.

(a)(2)	Certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2under the
Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable – there were no written solicitations to purchase securities under Rule 23c-1 during the period

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Unified Series Trust

By
*/s/ Anthony Ghoston
Anthony Ghoston, President

Date	12/07/2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By
* /s/ Anthony Ghoston
Anthony Ghoston, President

Date	12/07/2006

By
*/s/ Terry Gallagher
Terry Gallagher, Interim Chief Financial Officer and Treasurer

Date	12/07/2006